================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): May 18, 2006

                                   ----------

                         OIL STATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

               1-16337                              76-0476605
      (Commission File Number)           (IRS Employer Identification No.)

        333 Clay Street, Suite 4620
               Houston, Texas                          77002
  (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (713) 652-0582

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On May 18, 2006, the Company appointed Cindy B. Taylor to the position of President and Chief Operating Officer. In connection with this appointment, the Company increased Ms. Taylor's base salary from $330,000 to $400,000 and increased her target bonus to 55% of her base salary up from the previous target bonus of 50% of her base salary.

     In connection with the organizational changes, the Company awarded Mr. Swanson a compensation package consisting of an annual base salary of $300,000, a target bonus of 50% of his base salary, immediate vesting of all existing, non-qualified stock options and 13,500 shares of restricted stock which vest over one year and were previously disclosed on a Form 4 filed on February 16, 2006.

     Also on May 18, 2006, the Company appointed Bradley Dodson to Vice President - Chief Financial Officer and Treasurer. Mr. Dodson's base salary is $190,000 and his target bonus is 45% of his base salary.

     On May 18, 2006, the Company appointed Robert W. Hampton to the position of Senior Vice President - Accounting /Corporate Secretary. Mr. Hampton's base salary is $200,000 and his target bonus is 45% of his base salary.

     On May 18, 2006, the Company appointed Christopher E. Cragg to the position of Senior Vice President - Operations. Mr. Cragg's base salary was increased from $210,000 to $245,000. Mr. Cragg's target bonus remains at 50% of his base salary.

     In all cases above, if certain annual financial and operational goals are exceeded, the executives above have the potential to achieve up to 200% of his or her target bonus.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On May 22, 2006, Oil States International, Inc. issued a press release announcing that the Company had made several organization changes. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     Set forth below are the names of, and certain information with respect to, the Company's executive officers and directors, after reflecting the organizational changes announced on May 22, 2006.

NAME                             AGE                          POSITION(S)
-------------------------------  ---   --------------------------------------------------------
Stephen A. Wells...............  62     Chairman of the Board
Douglas E. Swanson.............  67     Director and Chief Executive Officer
Cindy B. Taylor................  44     President  and Chief Operating Officer
Robert W. Hampton..............  54     Senior Vice President -- Accounting/Corporate Secretary
Christopher E. Cragg...........  45     Senior Vice President -- Operations
Howard Hughes..................  63     Vice President -- Offshore Products
Bradley Dodson.................  32     Vice President -- Chief Financial Officer and Treasurer
Martin Lambert.................  50     Director
S. James Nelson................  64     Director
Mark G. Papa...................  59     Director
Gary L. Rosenthal..............  56     Director
L. E. Simmons..................  59     Director
William T. Van Kleef             54     Director

     (c) On May 18, 2006, the Company appointed Cindy B. Taylor to the position of President and Chief Operating Officer. In her new role, she will continue to report to Douglas E. Swanson, Chief Executive Officer, who relinquishes the title of President of the Company. Ms. Taylor has been the Company's Senior Vice President - Chief Financial Officer and Treasurer since May 2000. Ms. Taylor is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

     Also on May 18, 2006, the Company appointed Robert W. Hampton to the position of Senior Vice President-- Accounting / Corporate Secretary. Mr. Hampton has been Vice President - Finance and Accounting and Secretary of the Company since February 2001. Mr. Hampton is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

     Also on May 18, 2006, the Company appointed Christopher E. Cragg to the position of Senior Vice President-- Operations. Mr. Cragg has been Vice President - Tubular Services of the Company since February 2001. Mr. Cragg is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

     Also on May 18, 2006, the Company appointed Bradley Dodson to the position of Vice President -- Chief Financial Officer and Treasurer. Mr. Dodson has been Vice President - Corporate Development of the Company since March 2003 prior to which he served as Director of Business Development from March 2001 through February 2003. Pursuant to Item 404(a) of Regulation S-K, the Company disclosed that it has agreed to pay on Mr. Dodson's behalf certain tuition and continuing education expenses, required in his position with the Company, in an aggregate amount of $68,500 over a two year period.

     (d) On May 18, 2006, at the Company's annual meeting, the Company's stockholders elected William T. Van Kleef to the Company's Board of Directors as a Class II Director to replace Andrew L Waite, who decided not to stand for election. Mr. Van Kleef will serve for a term expiring at the Company's annual meeting of stockholders held in 2009. Mr. Van Kleef has also been appointed to the Company's Audit Committee.

     Mr. Van Kleef served in executive management positions at Tesoro Corporation from 1993 to 2005, most recently as Tesoro's Executive Vice President and Chief Operating Officer. During his tenure at Tesoro, Mr. Van Kleef held various positions, including President, Tesoro Refining and Marketing, and Executive Vice President and Chief Financial Officer. Before joining Tesoro, Mr. Van Kleef, a Certified Public Accountant, served in various financial and accounting positions with Damson Oil from 1982 to 1991, most recently as Senior Vice President and Chief Financial Officer. Mr. Van Kleef serves on the Board of Directors of Noble Energy (NYSE: NBL), an independent oil and gas company.

     There is no agreement or understanding between Mr. Van Kleef and any other person pursuant to which Mr. Van Kleef was appointed to the Board. Mr. Van Kleef is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

ITEM 8.01  OTHER EVENTS.

     On March 22, 2006, Oil States International, Inc. issued a press release announcing the election of Stephen A. Wells as non-executive Chairman of the Board of Directors, effective May 18, 2006. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

EXHIBIT NO.     EXHIBIT TITLE
-----------     ---------------------------------
99.1            Press Release dated May 22, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 OIL STATES INTERNATIONAL, INC.

Date:  May 24, 2006                              By:    /s/ Douglas E. Swanson
                                                        ------------------------
                                                 Name:  Douglas E. Swanson
                                                 Title: Chief Executive Officer

                                INDEX TO EXHIBITS

EXHIBIT NO.      DESCRIPTION
-----------      ---------------------------------
99.1             Press Release dated May 22, 2006.

                                        5